UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: BlackRock MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock MuniAssets                                                   BLACKROCK
Fund, Inc.

SEMI-ANNUAL REPORT | NOVEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniAssets Fund, Inc.

Portfolio Information as of November 30, 2006

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               11.0%
AA/Aa ...................................................                0.1
A/A .....................................................                2.8
BBB/Baa .................................................               25.2
BB/Ba ...................................................                5.0
B/B .....................................................                5.9
CCC/Caa .................................................                5.9
NR (Not Rated) ..........................................               42.5
Other* ..................................................                1.6
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                   6-month       12-month
==============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +11.33%       +14.23%
----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            + 9.72        +17.43
----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +11.19        +28.20
----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 5.93        + 5.94
----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 4.53        + 6.12
----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 6.28        +11.53
----------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006          3

A Discussion With Your Fund's Portfolio Manager

      The Fund outpaced the average return of the Lipper High Yield Municipal Debt Funds category for the period, benefiting from strong performance in three key sectors of the high yield municipal market.

Describe the recent market environment relative to municipal bonds.

Long-term fixed income bond yields generally moved lower over the six-month period as prices, which move opposite of yields, increased. Early in the period, bond yields had remained near their recent highs as investors focused on solid U.S. economic growth and inflationary fears ignited by rising commodity prices. Bond prices began to improve (and yields fell) in late June as economic activity softened. The price improvement accelerated in response to the Federal Reserve Board's (the Fed) decision on August 8 to refrain from raising its target interest rate. This occurred after 17 consecutive interest rate increases since June 2004. Most recently, bond prices found additional support from moderating oil prices, especially gasoline prices, and continued soft business activity.

At the end of November, the 30-year U.S. Treasury bond yield stood at 4.56%, a decline of 65 basis points (.65%) over the past six months. The recent Fed pause has allowed prices in the intermediate sector of the bond market to improve as well, with the yield on the 10-year U.S. Treasury note falling 66 basis points to 4.46% during the period.

The tax-exempt market generally mimicked its taxable counterpart throughout most of the past six months. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 62 basis points to 3.91% -- the lowest yield since this series' reporting history began in the late 1980s. Strong demand for longer-maturity issues by non-traditional investors and only modest retail investor demand for intermediate-maturity bonds led to a continued flattening of the municipal yield curve. In recent months, intermediate tax-exempt bond yields declined less than the yields of longer-maturity bonds. During the six-month reporting period, yields on AAA-rated municipal bonds maturing in 10 years fell 46 basis points to 3.56%, their lowest level since October 2004.

Investor demand for municipal product has remained strong despite the recent decline in bond yields. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of over $2.2 billion during October 2006, a material increase from flows seen in the summer. During the first 10 months of the year, long-term tax-exempt bond funds had net new cash flows of over $11.8 billion, a 70% increase versus the same period a year earlier. Recent weekly fund flows, as reported by AMG Data, averaged $401 million in November 2006, above the year-to-date weekly average of $315 million.

Further supporting tax-exempt bond prices has been a recent decline in new issuance. Year-to-date through November, over $325 billion in new long-term municipal bonds was underwritten, a decline of more than 13% versus the same period last year. Over the past six months, more than $191 billion in long-term municipal bonds was issued, a decline of 7.4% compared to the same period a year earlier.

Looking ahead, the market's favorable technical position should continue to support municipal bond prices. Tax-exempt bond yield ratios remain attractive relative to taxable bonds and investors continue to be drawn to the municipal market's relatively steep yield curve. Taken together, these factors suggest that the municipal market should continue to perform well in the months ahead.

How did the Fund perform during the period?

For the six-month period ended November 30, 2006, the Common Stock of BlackRock MuniAssets Fund, Inc. (formerly MuniAssets Fund, Inc.) had net annualized yields of 5.95% and 5.45%, based on a period-end per share net asset value of $14.07 and a per share market price of $15.37, respectively, and $.420 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.17%, based on a change in per share net asset value from $13.65 to $14.07, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, compared favorably to the +6.11% average return of the Lipper High Yield Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) Fund performance reflects ongoing investor demand for high yield municipal bonds, which drove credit spreads (versus higher-quality issues of comparable maturity) to historically tight levels. Sectors that we emphasized -- health care, tax-backed development districts and airlines -- were beneficiaries of this trend. Health care comprised 25% of the portfolio, with emphasis on long-term care (10.8%) and not-for-profit hospitals (11.4%). Ample supply in the health care sector has


4       BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006
led to increased appetite for these issues, which have tended to be oversubscribed with bids higher than the bonds' initial pricing. From a credit standpoint, hospitals have seen some of their best operating margins in more than a decade, and demographic trends have favored the long-term care sector's growth as the population ages. All of this has benefited our positions in health care.

Development districts, both residential and commercial as well as blends of the two, represented 12.8% of the portfolio. Although the housing market appears to be experiencing a slowdown, most of our purchases in this sector occurred in the past when spreads were wider or have been in existing developments that are nearly complete. As such, our positions have done well. Finally, airline-related debt accounted for 9.5% of the portfolio. Airlines continue to exhibit better profitability amid reduced capacity and have benefited from somewhat lower fuel costs in the past three to six months. An unsolicited bid by US Airways for Delta Airlines, Inc. before it emerges from bankruptcy touched off speculation about future consolidation, which would further reduce capacity and benefit the profitability of the surviving carriers.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was focused largely on the new-issue market, where pricing and liquidity generally have been better than in the secondary market. For the most part, in making new purchases, we continued to emphasize our existing sector concentrations, particularly health care. The purchases were funded with the sale of positions that had performed well, particularly those positions that we viewed to have little additional upside potential. One example is bonds issued for the Pocahontas Parkway, which had been one of the Fund's largest positions. This toll road was sold to a private entity and the bonds have been defeased. As such, the bonds have been additionally secured by Treasury issues set aside in an escrow account and command a higher market value due to their collateral backing. Given this development, we started to reduce that exposure and redeploy the proceeds into new opportunities. We made a similar move in the airline sector, reducing one of our larger positions, Phoenix, Arizona bonds issued on behalf of America West Airlines (now known as US Airways). These bonds have recovered from low levels.

Aside from these changes, our overall approach has become increasingly more tactical given the magnitude of the market's outperformance in the past year. As it becomes more difficult to uncover value in the high yield municipal market, we are more willing to lock in profits as the market presents opportunities. The Fund is in a favorable position to take these gains, as its substantial net capital loss carryforwards can be used to offset the capital gains without passing through a tax consequence to our shareholders.

How would you characterize the Fund's position at the close of the period?

We maintained our three key sector concentrations at period-end, although we recently have refrained from adding exposure to both health care and tax-backed development districts given a general lack of relative value as well as concern about the state of the housing industry in select geographic regions.

The credit profile of the portfolio emerged from this period somewhat improved, primarily due to the advance refunding of some existing holdings (e.g., Pocahontas Parkway). More recently, we have seen similar activity among some of our long-term care holdings.

With credit spreads at historically tight levels, we expect that portfolio activity in the next year will reflect efforts to upgrade the portfolio somewhat relative to our peers and broader market benchmarks. We intend to remain flexible and cautious in our approach as we pursue our mission of providing shareholders with a high degree of tax-exempt income.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

December 11, 2006


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006          5

Schedule of Investments                                           (in Thousands)

             Face
           Amount     Municipal Bonds                                                        Value
====================================================================================================
Alabama--1.5%
          $ 2,420     Brewton, Alabama, IDB, PCR, Refunding (Container
                        Corporation of America--Jefferson Smurfit Corp.
                        Project), 8% due 4/01/2009                                          $  2,441
            1,820     Tuscaloosa, Alabama, Special Care Facilities Financing
                        Authority, Residential Care Facility Revenue Bonds
                        (Capstone Village, Inc. Project), Series A, 5.875%
                        due 8/01/2036                                                          1,868
====================================================================================================
Alaska--0.4%
            1,125     Alaska Industrial Development and Export Authority
                        Revenue Bonds (Williams Lynxs Alaska Cargoport),
                        AMT, 7.80% due 5/01/2014                                               1,202
====================================================================================================
Arizona--6.0%
                      Coconino County, Arizona, Pollution Control
                        Corporation, Revenue Refunding Bonds (Tucson
                        Electric Power--Navajo):
            3,000          AMT, Series A, 7.125% due 10/01/2032                                3,117
            2,500          Series B, 7% due 10/01/2032                                         2,596
            1,325     Maricopa County, Arizona, IDA, Education Revenue
                        Bonds (Arizona Charter Schools Project 1), Series A,
                        6.625% due 7/01/2020                                                   1,356
            1,615     Maricopa County, Arizona, IDA, M/F Housing Revenue
                        Bonds (Sun King Apartments Project), Series A,
                        6.75% due 5/01/2031                                                    1,418
            4,800     Phoenix, Arizona, IDA, Airport Facility, Revenue
                        Refunding Bonds (America West Airlines Inc. Project),
                        AMT, 6.30% due 4/01/2023                                               4,905
                      Pima County, Arizona, IDA, Education Revenue Bonds:
            1,420          (Arizona Charter Schools Project), Series E,
                             7.25% due 7/01/2031                                               1,564
            1,105          (Arizona Charter Schools Project II), Series A,
                             6.75% due 7/01/2031                                               1,177
            1,200     Show Low, Arizona, Improvement District Number 5,
                        Special Assessment Bonds, 6.375% due 1/01/2015                         1,234
====================================================================================================
California--1.7%
                      California State, Various Purpose, GO:
            1,900          5.25% due 11/01/2025                                                2,057
            1,300          5.50% due 11/01/2033                                                1,433
            1,320     Fontana, California, Special Tax Refunding Bonds
                        (Community Facilities District Number 22--Sierra),
                        6% due 9/01/2034                                                       1,415
====================================================================================================
Colorado--6.7%
              650     Colorado Health Facilities Authority, Revenue Refunding
                        Bonds (Christian Living Communities Project),
                        Series A, 5.75% due 1/01/2026                                            685
            2,000     Denver, Colorado, City and County Airport Revenue
                        Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)                         2,279
            5,155     Denver, Colorado, Urban Renewal Authority, Tax
                        Increment Revenue Bonds (Pavilions), AMT,
                        7.75% due 3/01/2007 (b)                                                5,257
                      Elk Valley, Colorado, Public Improvement Revenue
                        Bonds (Public Improvement Fee):
            1,580          Series A, 7.10% due 9/01/2014                                       1,704
            2,095          Series A, 7.30% due 9/01/2022                                       2,259
              420          Series B, 7.45% due 9/01/2031                                         452
            1,760     North Range, Colorado, Metropolitan District Number 1,
                        GO, 7.25% due 12/15/2031                                               1,905
                      Plaza Metropolitan District Number 1, Colorado, Tax
                        Allocation Revenue Bonds (Public Improvement Fees):
            2,850          8% due 12/01/2025                                                   3,178
              525          8.125% due 12/01/2025                                                 530
            1,170     Southlands, Colorado, Medical District, GO
                        (Metropolitan District Number 1), 7.125%
                        due 12/01/2034                                                         1,304
====================================================================================================
Connecticut--1.6%
              680     Connecticut State Development Authority, Airport
                        Facility Revenue Bonds (Learjet Inc. Project), AMT,
                        7.95% due 4/01/2026                                                      823
            3,490     Connecticut State Development Authority, IDR (AFCO
                        Cargo BDL-LLC Project), AMT, 8% due 4/01/2030                          3,798
====================================================================================================
Florida--6.1%
            1,130     Capital Projects Finance Authority, Florida, Continuing
                        Care Retirement Revenue Bonds (Glenridge on
                        Palmer Ranch), Series A, 8% due 6/01/2032                              1,250
            1,160     Halifax Hospital Medical Center, Florida, Hospital
                        Revenue Refunding Bonds, Series A, 5%
                        due 6/01/2038                                                          1,201
              490     Harbor Bay, Florida, Community Development District,
                        Capital Improvement Special Assessment Revenue
                        Bonds, Series A, 7% due 5/01/2033                                        532
            1,195     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                         1,285
            2,000     Hillsborough County, Florida, IDA, Exempt Facilities
                        Revenue Bonds (National Gypsum Company), AMT,
                        Series A, 7.125% due 4/01/2030                                         2,204
            3,255     Midtown Miami, Florida, Community Development
                        District, Special Assessment Revenue Bonds, Series A,
                        6.25% due 5/01/2037                                                    3,563
            1,180     Orlando, Florida, Greater Orlando Aviation Authority,
                        Airport Facilities Revenue Bonds (JetBlue Airways
                        Corp.), AMT, 6.375% due 11/15/2026                                     1,236
            2,305     Orlando, Florida, Urban Community Development
                        District, Capital Improvement Special Assessment
                        Bonds, Series A, 6.95% due 5/01/2033                                   2,499
            3,040     Santa Rosa Bay Bridge Authority, Florida, Revenue
                        Bonds, 6.25% due 7/01/2028                                             3,079
              905     Waterchase, Florida, Community Development District,
                        Capital Improvement Revenue Bonds, Series A,
                        6.70% due 5/01/2032                                                      973
====================================================================================================

Portfolio Abbreviations

To simplify the listings of BlackRock MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
EDA            Economic Development Authority
EDR            Economic Development Revenue Bonds
GO             General Obligation Bonds
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
VRDN           Variable Rate Demand Notes


6       BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                        Value
====================================================================================================
Georgia--3.4%
                      Atlanta, Georgia, Tax Allocation Bonds:
          $ 3,000          (Atlantic Station Project), 7.90% due 12/01/2024                 $  3,348
              590          (Eastside Project), Series B, 5.40% due 1/01/2020                     613
              740          (Princeton Lakes Project), 5.50% due 1/01/2031                        761
                      Brunswick and Glynn County, Georgia, Development
                        Authority, First Mortgage Revenue Bonds (Coastal
                        Community Retirement Corporation Project), Series A:
            1,165          7.125% due 1/01/2025                                                1,158
            1,690          7.25% due 1/01/2035                                                 1,688
            1,060     Fulton County, Georgia, Development Authority, PCR
                        (General Motors Corporation), Refunding, VRDN,
                        8% due 4/01/2010 (d)                                                   1,060
            1,170     Savannah, Georgia, EDA, First Mortgage Revenue
                        Bonds (Marshes of Skidaway), Series A, 7.40%
                        due 1/01/2034                                                          1,288
====================================================================================================
Idaho--0.4%
            1,000     Idaho Health Facilities Authority, Revenue Refunding
                        Bonds (Valley Vista Care Corporation), Series A,
                        7.75% due 11/15/2016                                                   1,052
====================================================================================================
Illinois--7.1%
            2,630     Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                        (Forest Lakes Project), 7% due 12/30/2022                              2,791
            4,000     Chicago, Illinois, O'Hare International Airport, Special
                        Facility Revenue Refunding Bonds (American Airlines
                        Inc. Project), 8.20% due 12/01/2024                                    4,124
                      Illinois Development Finance Authority Revenue
                        Bonds (Primary Health Care Centers Facilities
                        Acquisition Program):
              290          7.50% due 12/01/2006                                                  290
               60          7.50% due 12/01/2006 (c)                                               60
            2,720          7.75% due 12/01/2016                                                2,805
                      Illinois State Finance Authority Revenue Bonds:
            2,950          (Clare At Water Tower Project), Series A,
                             6.125% due 5/15/2038                                              3,106
              600          (Landing At Plymouth Place Project), Series A,
                             6% due 5/15/2037                                                    639
              685          (Primary Health Care Centers Program),
                             6.60% due 7/01/2024                                                 718
            1,070     Lincolnshire, Illinois, Special Service Area Number 1,
                        Special Tax Bonds (Sedgebrook Project),
                        6.25% due 3/01/2034                                                    1,151
            2,600     Lombard, Illinois, Public Facilities Corporation, First
                        Tier Revenue Bonds (Conference Center and Hotel),
                        Series A-1, 7.125% due 1/01/2036                                       2,807
            1,165     Naperville, Illinois, IDR (General Motors Corporation),
                        Refunding, VRDN, 8% due 12/01/2012 (d)                                 1,165
              825     Village of Wheeling, Illinois, Revenue Bonds (North
                        Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                        Redevelopment Project), 6% due 1/01/2025                                 846
====================================================================================================
Indiana--0.9%
            1,160     Delaware County, Indiana, Hospital Authority, Hospital
                        Revenue Bonds (Cardinal Health System Obligated
                        Group), 5.25% due 8/01/2036                                            1,226
            1,200     Vanderburgh County, Indiana, Redevelopment
                        Commission, Redevelopment District Tax Allocation
                        Bonds, 5.25% due 2/01/2031                                             1,283
====================================================================================================
Iowa--0.9%
            2,210     Iowa Finance Authority, Health Care Facilities, Revenue
                        Refunding Bonds (Care Initiatives Project), 9.25%
                        due 7/01/2011 (b)                                                      2,739
====================================================================================================
Kansas--0.6%
            1,770     Wyandotte County, Kansas, Kansas City Unified
                        Government Revenue Refunding Bonds (General
                        Motors Corporation Project), 6% due 6/01/2025                          1,812
====================================================================================================
Kentucky--1.0%
            2,850     Kenton County, Kentucky, Airport Board, Special
                        Facilities Revenue Bonds (Mesaba Aviation, Inc.
                        Project), AMT, Series A, 6.70% due 7/01/2029                           2,929
====================================================================================================
Louisiana--0.7%
            1,870     Louisiana Public Facilities Authority, Hospital Revenue
                        Bonds (Franciscan Missionaries of Our Lady Health
                        System, Inc.), Series A, 5.25% due 8/15/2036                           1,999
====================================================================================================
Maine--0.4%
            1,160     Maine Finance Authority, Solid Waste Recycling Facilities
                        Revenue Bonds (Great Northern Paper Project --
                        Bowater), AMT, 7.75% due 10/01/2022                                    1,170
====================================================================================================
Maryland--1.2%
            1,910     Maryland State Economic Development Corporation,
                        Revenue Refunding Bonds (Baltimore Association for
                        Retarded Citizens--Health and Mental Hygiene
                        Program), Series A, 7.75% due 3/01/2025                                2,093
            1,500     Maryland State Energy Financing Administration,
                        Limited Obligation Revenue Bonds (Cogeneration --
                        AES Warrior Run), AMT, 7.40% due 9/01/2019                             1,511
====================================================================================================
Massachusetts--1.1%
            1,150     Massachusetts State Health and Educational Facilities
                        Authority Revenue Bonds (Jordan Hospital), Series E,
                        6.75% due 10/01/2033                                                   1,284
            1,945     Massachusetts State Health and Educational Facilities
                        Authority, Revenue Refunding Bonds (Bay Cove Human
                        Services Issue), Series A, 5.90% due 4/01/2028                         1,982
====================================================================================================
Michigan--1.2%
            1,635     Macomb County, Michigan, Hospital Finance Authority,
                        Hospital Revenue Bonds (Mount Clemens General
                        Hospital), Series B, 5.875% due 11/15/2034                             1,739
            1,740     Monroe County, Michigan, Hospital Financing Authority,
                        Hospital Revenue Refunding Bonds (Mercy Memorial
                        Hospital Corporation), 5.50% due 6/01/2035                             1,863
====================================================================================================
Minnesota--0.8%
            1,770     Saint Paul, Minnesota, Port Authority, Hotel Facility
                        Revenue Refunding Bonds (Radisson Kellogg Project),
                        Series 2, 7.375% due 8/01/2008 (b)                                     1,927
              440     Virginia, Minnesota, Housing and Redevelopment
                        Authority, Health Care Facility Lease Revenue Bonds,
                        5.25% due 10/01/2025                                                     465
====================================================================================================
Missouri--0.7%
              920     Fenton, Missouri, Tax Increment Revenue Refunding
                        and Improvement Bonds (Gravois Bluffs), 7%
                        due 10/01/2011 (b)                                                     1,064
            1,000     Kansas City, Missouri, IDA, First Mortgage Health
                        Facilities Revenue Bonds (Bishop Spencer Place),
                        Series A, 6.50% due 1/01/2035                                          1,063
====================================================================================================


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006          7

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                        Value
====================================================================================================
Nevada--0.2%
          $   645     Clark County, Nevada, Improvement District
                        Number 142, Special Assessment Bonds, 6.375%
                        due 8/01/2023                                                       $    666
====================================================================================================
New Hampshire--0.4%
            1,165     New Hampshire Health and Education Facilities
                        Authority, Hospital Revenue Bonds (Catholic Medical
                        Center), 5% due 7/01/2036                                              1,214
====================================================================================================
New Jersey--14.2%
                      Camden County, New Jersey, Pollution Control Financing
                        Authority, Solid Waste Resource Recovery, Revenue
                        Refunding Bonds, AMT:
            9,000          Series A, 7.50% due 12/01/2010                                      9,135
              565          Series B, 7.50% due 12/01/2009                                        573
            3,065     New Jersey EDA, Cigarette Tax Revenue Bonds,
                        5.50% due 6/15/2024                                                    3,256
            2,500     New Jersey EDA, IDR, Refunding (Newark Airport
                        Marriott Hotel), 7% due 10/01/2014                                     2,590
                      New Jersey EDA, Retirement Community Revenue
                        Bonds, Series A (b):
            1,665          (Cedar Crest Village, Inc. Facility),
                             7.25% due 11/15/2011                                              1,925
            5,800          (Seabrook Village, Inc.), 8.125% due 11/15/2010                     6,732
                      New Jersey EDA, Special Facility Revenue Bonds
                        (Continental Airlines Inc. Project), AMT:
            2,000          6.25% due 9/15/2019                                                 2,072
            4,650          6.25% due 9/15/2029                                                 4,814
            1,250          9% due 6/01/2033                                                    1,555
            2,000     New Jersey Health Care Facilities Financing Authority
                        Revenue Bonds (Pascack Valley Hospital Association),
                        6.625% due 7/01/2036                                                   2,134
            1,500     New Jersey Health Care Facilities Financing Authority,
                        Revenue Refunding Bonds (Trinitas Hospital
                        Obligation Group), 7.40% due 7/01/2020                                 1,674
            3,450     New Jersey State Transportation Trust Fund Authority,
                        Transportation System Revenue Bonds, Series C,
                        5.05% due 12/15/2035 (a)(f)                                            1,006
                      Tobacco Settlement Financing Corporation of New
                        Jersey, Asset-Backed Revenue Bonds:
            1,990          5.75% due 6/01/2032                                                 2,117
            1,425          7% due 6/01/2041                                                    1,659
====================================================================================================
New Mexico--0.9%
            2,500     Farmington, New Mexico, PCR, Refunding (Tucson
                        Electric Power Company--San Juan Project),
                        Series A, 6.95% due 10/01/2020                                         2,592
====================================================================================================
New York--6.5%
            1,400     Dutchess County, New York, IDA, Civic Facility Revenue
                        Refunding Bonds (Saint Francis Hospital), Series A,
                        7.50% due 3/01/2029                                                    1,560
            2,610     Erie County, New York, IDA, Revenue Bonds (Orchard
                        Park CCRC, Inc. Project), Series A, 6% due 11/15/2036                  2,798
                      New York City, New York, City IDA, Civic Facility
                        Revenue Bonds:
              510          Series C, 6.80% due 6/01/2028                                         565
            1,515          (Special Needs Facilities Pooled Program),
                             Series C-1, 6.625% due 7/01/2029                                  1,586
            2,400     New York City, New York, City IDA, Special Facility
                        Revenue Bonds (British Airways Plc Project), AMT,
                        7.625% due 12/01/2032                                                  2,695
              870     New York Liberty Development Corporation Revenue
                        Bonds (National Sports Museum Project), Series A,
                        6.125% due 2/15/2019                                                     926
            2,920     New York State Dormitory Authority, Non-State
                        Supported Debt, Revenue Bonds (Mount Sinai-
                        NYU Medical Center Health System), 5.50%
                        due 7/01/2026                                                          2,985
            2,635     New York State Dormitory Authority, Non-State
                        Supported Debt, Revenue Refunding Bonds
                        (Mount Sinai-NYU Medical Center Health
                        System), Series C, 5.50% due 7/01/2026                                 2,694
            1,475     Suffolk County, New York, IDA, Continuing Care and
                        Retirement, Revenue Refunding Bonds (Jeffersons
                        Ferry Project), 5% due 11/01/2028                                      1,545
            1,575     Westchester County, New York, IDA, Continuing Care
                        Retirement, Mortgage Revenue Bonds (Kendal on
                        Hudson Project), Series A, 6.50% due 1/01/2034                         1,693
====================================================================================================
North Carolina--0.7%
              350     North Carolina Medical Care Commission, Health Care
                        Facilities, First Mortgage Revenue Refunding Bonds
                        (Salemtowne Project), 5.10% due 10/01/2030                               358
            1,500     North Carolina Medical Care Commission, Retirement
                        Facilities, First Mortgage Revenue Bonds (Givens
                        Estates Project), Series A, 6.50% due 7/01/2032                        1,626
====================================================================================================
Oklahoma--0.5%
            1,295     Norman, Oklahoma, Regional Hospital Authority,
                        Hospital Revenue Bonds, 5.375% due 9/01/2036                           1,379
====================================================================================================
Pennsylvania--5.8%
                      Bucks County, Pennsylvania, IDA, Retirement
                        Community Revenue Bonds (Ann's Choice, Inc.),
                        Series A:
              200          6.125% due 1/01/2025                                                  213
            1,550          6.25% due 1/01/2035                                                 1,648
            2,330     Montgomery County, Pennsylvania, IDA, Revenue
                        Bonds (Whitemarsh Continuing Care Project),
                        6.125% due 2/01/2028                                                   2,481
            3,250     Pennsylvania Economic Development Financing
                        Authority, Exempt Facilities Revenue Bonds
                        (National Gypsum Company), AMT, Series A,
                        6.25% due 11/01/2027                                                   3,433
                      Philadelphia, Pennsylvania, Authority for IDR:
            2,270          (Air Cargo), AMT, Series A, 7.50% due 1/01/2025                     2,499
            6,440          Commercial Development, 7.75% due 12/01/2017                        6,454
====================================================================================================
Rhode Island--1.0%
            2,495     Central Falls, Rhode Island, Detention Facility
                        Corporation, Revenue Refunding Bonds, 7.25%
                        due 7/15/2035                                                          2,821
====================================================================================================
South Carolina--2.5%
                      Connector 2000 Association, Inc., South Carolina, Toll
                        Road and Capital Appreciation Revenue Bonds,
                        Senior Series B (f):
            1,500          6.50% due 1/01/2009                                                 1,313
            1,485          7.969% due 1/01/2014                                                  861
              885     Myrtle Beach, South Carolina, Tax Increment Revenue
                        Bonds (Myrtle Beach Air Force Base), Series A,
                        5.30% due 11/01/2035                                                     910
            3,500     South Carolina Jobs, EDA, EDR (Westminster
                        Presbyterian Center), 7.75% due 11/15/2010 (b)                         4,089
====================================================================================================


8       BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Schedule of Investments (concluded)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                        Value
====================================================================================================
Tennessee--2.6%
                      Shelby County, Tennessee, Health, Educational and
                        Housing Facilities Board Revenue Bonds
                        (Germantown Village):
          $   355          6.25% due 12/01/2034                                             $    365
            2,500          Series A, 7.25% due 12/01/2034                                      2,704
            4,320     Sullivan County, Tennessee, Health, Educational and
                        Housing Facilities Board, Hospital Revenue Bonds
                        (Wellmont Health System Project), Series C,
                        5.25% due 9/01/2036                                                    4,594
====================================================================================================
Texas--6.5%
            1,000     Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises, Inc.), First Tier, Series A,
                        6.70% due 1/01/2011 (b)                                                1,068
            2,550     Brazos River Authority, Texas, PCR, Refunding
                        (Texas Utility Company), AMT, Series A, 7.70%
                        due 4/01/2033                                                          2,988
            1,680     Brazos River Authority, Texas, Revenue Refunding
                        Bonds (Reliant Energy, Inc. Project), Series B,
                        7.75% due 12/01/2018                                                   1,786
            3,185     Dallas-Fort Worth, Texas, International Airport Facilities
                        Improvement Corporation Revenue Bonds
                        (American Airlines Inc.), AMT, 7.25%
                        due 11/01/2030                                                         3,236
            1,170     Grand Prairie, Texas, Housing Finance Corporation
                        Revenue Bonds (Independent Senior Living Center),
                        7.75% due 1/01/2034                                                    1,172
              945     HFDC of Central Texas, Inc., Retirement Facilities
                        Revenue Bonds, Series A, 5.625%
                        due 11/01/2026                                                           975
            1,400     Houston, Texas, Health Facilities Development
                        Corporation, Retirement Facility Revenue Bonds
                        (Buckingham Senior Living Community), Series A,
                        7.125% due 2/15/2034                                                   1,567
              750     Kerrville, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Sid Peterson
                        Memorial Hospital Project), 5.375% due 8/15/2035                         795
            3,190     Matagorda County, Texas, Navigation District Number 1,
                        Revenue Refunding Bonds (Reliant Energy, Inc.),
                        Series C, 8% due 5/01/2029                                             3,388
            1,860     Port Corpus Christi, Texas, Industrial Development
                        Corporation, Environmental Facilities Revenue Bonds
                        (Citgo Petroleum Corporation Project), AMT,
                        8.25% due 11/01/2031                                                   1,921
====================================================================================================
Utah--0.6%
            1,660     Carbon County, Utah, Solid Waste Disposal, Revenue
                        Refunding Bonds (Laidlaw Environmental), AMT,
                        Series A, 7.45% due 7/01/2017                                          1,719
====================================================================================================
Virginia--8.3%
            1,475     Dulles Town Center, Virginia, Community Development
                        Authority, Special Assessment Tax Bonds (Dulles
                        Town Center Project), 6.25% due 3/01/2026                              1,539
              440     Farms of New Kent, Virginia, Community Development
                        Authority, Special Assessment Bonds, Series C,
                        5.80% due 3/01/2036                                                      446
           86,800     Pocahontas Parkway Association, Virginia, Toll Road
                        Revenue Bonds, Capital Appreciation, Senior Series B,
                        5.95% due 8/15/2008 (b)(f)                                            21,074
            1,000     Suffolk, Virginia, IDA, Retirement Facilities, Revenue
                        Refunding Bonds (Lake Prince Center), 5.30%
                        due 9/01/2031                                                          1,026
====================================================================================================
Wisconsin--0.7%
            1,855     Wisconsin State Health and Educational Facilities
                        Authority Revenue Bonds (New Castle Place Project),
                        Series A, 7% due 12/01/2031                                            1,939
====================================================================================================
Puerto Rico--0.2%
              500     Puerto Rico Commonwealth, Public Improvement, GO,
                        Series A, 5.25% due 7/01/2030                                            546
====================================================================================================
U.S. Virgin Islands--1.2%
            3,000     Virgin Islands Government Refinery Facilities, Revenue
                        Refunding Bonds (Hovensa Coker Project), AMT,
                        6.50% due 7/01/2021                                                    3,401
----------------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$260,838)--97.2%                                                282,493
====================================================================================================

           Shares
             Held     Short-Term Securities
====================================================================================================
            2,305     Merrill Lynch Institutional Tax-Exempt Fund, 3.38% (e)(g)                2,305
----------------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$2,305)--0.8%                                                     2,305
====================================================================================================
Total Investments (Cost--$263,143*)--98.0%                                                   284,798

Other Assets Less Liabilities--2.0%                                                            5,819
                                                                                            --------
Net Assets--100.0%                                                                          $290,617
                                                                                            ========

* The cost and unrealized appreciation of investments as of November 30, 2006 as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................      $262,825
                                                                        ========
      Gross unrealized appreciation ..............................      $ 21,973
      Gross unrealized depreciation ..............................            --
                                                                        --------
      Net unrealized appreciation ................................      $ 21,973
                                                                        ========

(a)   AMBAC Insured.
(b)   Prerefunded.
(c)   Escrowed to maturity.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          (1,001)         $53
      --------------------------------------------------------------------------

(f) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(g)   Represents current yield as of November 30, 2006.

      See Notes to Financial Statements.


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006          9

Statement of Assets, Liabilities and Capital

As of November 30, 2006
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$260,838,251)                      $ 282,493,295
            Investments in affiliated securities, at value (identified cost--$2,304,642) ...                          2,304,642
            Cash ...........................................................................                             58,065
            Receivables:
               Interest ....................................................................    $   4,921,265
               Securities sold .............................................................        1,009,500         5,930,765
                                                                                                -------------
            Prepaid expenses and other assets ..............................................                              2,274
                                                                                                                  -------------
            Total assets ...................................................................                        290,789,041
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Investment adviser ..........................................................          130,484
               Other affiliates ............................................................            7,369           137,853
                                                                                                -------------
            Accrued expenses ...............................................................                             34,595
                                                                                                                  -------------
            Total liabilities ..............................................................                            172,448
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Net Assets .....................................................................                      $ 290,616,593
                                                                                                                  =============
===============================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share; 200,000,000 shares authorized; 20,649,690
             shares issued and outstanding .................................................                      $   2,064,969
            Paid-in capital in excess of par ...............................................                        300,564,629
            Undistributed investment income--net ...........................................    $   2,844,864
            Accumulated realized capital losses--net .......................................      (36,512,913)
            Unrealized appreciation--net ...................................................       21,655,044
                                                                                                -------------
            Total accumulated losses--net ..................................................                        (12,013,005)
                                                                                                                  -------------
            Total capital--Equivalent to $14.07 net asset value per share of Common Stock
             (market price--$15.37) ........................................................                      $ 290,616,593
                                                                                                                  =============

      See Notes to Financial Statements.


10      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Statement of Operations

For the Six Months Ended November 30, 2006
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
            Interest .......................................................................                      $   9,423,124
            Dividends from affiliates ......................................................                             52,626
                                                                                                                  -------------
            Total income ...................................................................                          9,475,750
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................    $     786,790
            Accounting services ............................................................           50,238
            Professional fees ..............................................................           31,101
            Transfer agent fees ............................................................           25,528
            Printing and shareholder reports ...............................................           21,342
            Pricing fees ...................................................................            9,437
            Directors' fees and expenses ...................................................            9,314
            Custodian fees .................................................................            8,460
            Listing fees ...................................................................            8,241
            Other ..........................................................................           16,435
                                                                                                -------------
            Total expenses before reimbursement ............................................          966,886
            Reimbursement of expenses ......................................................           (3,077)
                                                                                                -------------
            Total expenses after reimbursement .............................................                            963,809
                                                                                                                  -------------
            Investment income--net .........................................................                          8,511,941
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
            Realized loss on investments--net ..............................................                         (6,570,001)
            Change in unrealized appreciation on investments--net ..........................                         15,321,112
                                                                                                                  -------------
            Total realized and unrealized gain--net ........................................                          8,751,111
                                                                                                                  -------------
            Net Increase in Net Assets Resulting from Operations ...........................                      $  17,263,052
                                                                                                                  =============

      See Notes to Financial Statements.


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         11

Statements of Changes in Net Assets

                                                                                                  For the Six        For the
                                                                                                 Months Ended       Year Ended
                                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                                   2006              2006
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................    $   8,511,941     $  16,514,494
            Realized gain (loss)--net ......................................................       (6,570,001)        1,597,787
            Change in unrealized appreciation--net .........................................       15,321,112         4,122,867
                                                                                                -------------------------------
            Net increase in net assets resulting from operations ...........................       17,263,052        22,235,148
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................       (8,651,790)      (17,054,653)
                                                                                                -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders       (8,651,790)      (17,054,653)
                                                                                                -------------------------------
===============================================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends        1,212,373         2,230,610
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ...................................................        9,823,635         7,411,105
            Beginning of period ............................................................      280,792,958       273,381,853
                                                                                                -------------------------------
            End of period* .................................................................    $ 290,616,593     $ 280,792,958
                                                                                                ===============================
               * Undistributed investment income--net ......................................    $   2,844,864     $   2,984,713
                                                                                                ===============================

      See Notes to Financial Statements.


12      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Financial Highlights

                                                            For the Six                     For the Year Ended
                                                            Months Ended                          May 31,
The following per share data and ratios have been derived   November 30, --------------------------------------------------------
from information provided in the financial statements           2006        2006        2005        2004        2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...........       $  13.65    $  13.40    $  12.36    $  11.94    $  12.55    $  12.96
                                                             --------------------------------------------------------------------
      Investment income--net .........................            .41+        .81+        .81+        .83+        .81+        .79
      Realized and unrealized gain (loss)--net .......            .43         .27        1.04         .38        (.64)       (.41)
                                                             --------------------------------------------------------------------
      Total from investment operations ...............            .84        1.08        1.85        1.21         .17         .38
                                                             --------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ......................           (.42)       (.83)       (.81)       (.78)       (.78)       (.79)
         Realized gain--net ..........................             --          --          --        (.01)         --          --
                                                             --------------------------------------------------------------------
      Total dividends and distributions ..............           (.42)       (.83)       (.81)       (.79)       (.78)       (.79)
                                                             --------------------------------------------------------------------
      Net asset value, end of period .................       $  14.07    $  13.65    $  13.40    $  12.36    $  11.94    $  12.55
                                                             ====================================================================
      Market price per share, end of period ..........       $  15.37    $  14.13    $  13.27    $  11.38    $  11.91    $  11.66
                                                             ====================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .............           6.17%++     8.31%      15.65%      10.74%       1.61%       3.30%
                                                             ====================================================================
      Based on market price per share ................          12.04++     13.22%      24.39%       2.22%       9.09%      (4.32%)
                                                             ====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of reimbursement and excluding
        reorganization expenses ......................            .67%*       .68%        .67%        .67%        .78%        .74%
                                                             ====================================================================
      Expenses .......................................            .68%*       .68%        .67%        .67%        .78%        .83%
                                                             ====================================================================
      Investment income--net .........................           5.95%*      5.97%       6.30%       6.71%       6.76%       6.16%
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) .......       $290,617    $280,793    $273,382    $252,203    $243,671    $255,150
                                                             ====================================================================
      Portfolio turnover .............................          10.04%      17.22%      19.67%      19.14%      26.98%      20.07%
                                                             ====================================================================

*     Annualized
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         13

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniAssets Fund, Inc. was renamed BlackRock MuniAssets Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is


14      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006
      determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which was the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .55% based upon the average daily value of the Fund's net assets. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager and/or FAM indirectly through its investments in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         15

Notes to Financial Statements (concluded)

November 30, 2006, the Manager and FAM reimbursed the Fund in the amounts of $1,873 and $1,204, respectively.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.

For the six months ended November 30, 2006, the Fund reimbursed the Manager and FAM $975 and $1,951, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2006, were $27,905,659 and $31,196,737, respectively.

4. Common Stock Transactions:

At November 30, 2006, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

Shares issued and outstanding during the six months ended November 30, 2006 and for the year ended May 31, 2006, increased by 85,507 and 164,470, respectively, as a result of dividend investment.

5. Capital Loss Carryforward:

On May 31, 2006, the Fund had a net capital loss carryforward of $29,921,653, of which $611,976 expires in 2007, $6,860,553 expires in 2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012 and $3,762,613 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.070000 per share on December 28, 2006 to shareholders of record on December 15, 2006.

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MUA


16      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the May 31, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         17

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the


18      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006
terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         19

Disclosure of Investment Advisory Agreement (concluded)

provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the per-


20      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006
formance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         21

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the Fund's expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board of the Fund, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


22      BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006

Proxy Results

During the six-month period ended November 30, 2006, BlackRock MuniAssets Fund, Inc.'s shareholders voted on the following proposals. Proposals 2 and 3 were approved at an annual shareholders' meeting on August 15, 2006. With respect to Proposal 1, the annual shareholders' meeting was adjourned until September 15, 2006, at which time it passed. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------
                                                                    Shares Voted    Shares Withheld
                                                                        For           From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Roberta Cooper Ramo          12,584,451         303,062
--------------------------------------------------------------------------------------------------------

                                                            Shares Voted    Shares Voted    Shares Voted
                                                                 For           Against         Abstain
--------------------------------------------------------------------------------------------------------
2. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                             11,462,260        367,337         524,826
--------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                             11,477,867        398,979         477,577
--------------------------------------------------------------------------------------------------------

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


        BLACKROCK MUNIASSETS FUND, INC.             NOVEMBER 30, 2006         23

BlackRock MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniAssets Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #16716-11/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - November 30, 2006

         (a)(1) BlackRock MuniAssets Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006 and Mr. Jaeckel has been the Fund's portfolio manager since 1998.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.Mr. Theodore
         R. Jaeckel, Jr. is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Jaeckel has been a Managing Director of MLIM since 2005. He was a Director of MLIM from 1997 to 2005. Mr. Jaeckel has been a portfolio manager with the Investment Adviser and MLIM since 1991 and has been a Vice President and portfolio manager of the Fund since 1998.

         (a)(2)As of November 30, 2006:

                                                                                    (iii) Number of Other Accounts and
                          (ii) Number of Other Accounts Managed                      Assets for Which Advisory Fee is
                                and Assets by Account Type                                   Performance-Based
                        Other                                                    Other
(i) Name of           Registered       Other Pooled                            Registered       Other Pooled
Portfolio             Investment        Investment           Other             Investment         Investment           Other
Manager               Companies          Vehicles           Accounts           Companies           Vehicles           Accounts
                   ---------------                                          ---------------
Theodore R
Jaeckel, Jr                     82                  0                  0                  0                  0                  0
                   $29,383,274,865    $             0    $             0    $             0    $             0    $             0
Walter O'Connor                 82                  0                  0                  0                  0                  0
                   $29,383,274,865    $             0    $             0    $             0    $             0    $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of November 30, 2006:

      Portfolio Manager Compensation

      The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

      BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, high yield, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

(a)(4) Beneficial Ownership of Securities. As of November 30, 2006, neither of Messrs. Jaeckel and O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of January 26, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at November 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended November 30, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at January 26, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to November 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniAssets Fund, Inc.

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniAssets Fund, Inc.

Date: January 29, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniAssets Fund, Inc.

Date: January 29, 2007